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                                                                    Exhibit 10.4

                                                                  EXECUTION COPY


                             U.S. SECURITY AGREEMENT

                            DATED AS OF JULY 30, 2004

                                      AMONG

             THE U.S. CREDIT PARTIES FROM TIME TO TIME PARTY HERETO

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                            AS U.S. COLLATERAL AGENT

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                               TABLE OF CONTENTS*

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                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01   Terms Defined in the Finance Documents............................................................2
Section 1.02   Terms Defined in the UCC..........................................................................2
Section 1.03   Additional Definitions............................................................................2
Section 1.04   Terms Generally..................................................................................10

                                                    ARTICLE II
                                                SECURITY INTERESTS

Section 2.01   Grant of Security Interests......................................................................10
Section 2.02   Continuing Liability of Each U.S. Credit Party...................................................11
Section 2.03   Security Interests Absolute......................................................................11
Section 2.04   Segregation of Proceeds; Cash Proceeds Account...................................................13
Section 2.05   Reinvestment Funds Account.......................................................................14
Section 2.06   LC Cash Collateral Account.......................................................................15
Section 2.07   Sinking Fund Account.............................................................................16
Section 2.08   Investment of Funds in Collateral Accounts.......................................................17

                                                    ARTICLE III
                                          REPRESENTATIONS AND WARRANTIES

Section 3.01   Title to Collateral..............................................................................17
Section 3.02   Validity, Perfection and Priority of Security Interests..........................................18
Section 3.03   Fair Labor Standards Act.........................................................................18
Section 3.04   Receivables......................................................................................18
Section 3.05   No Consents......................................................................................19
Section 3.06   Deposit and Securities Accounts..................................................................19
Section 3.07   Repurchase Agreement.............................................................................19

                                                    ARTICLE IV
                                                     COVENANTS

Section 4.01   Delivery of Perfection Certificate; Initial Perfection and Delivery of Search Reports............19
Section 4.02   Change of Name, Identity, Structure or Location; Subjection to Other Security Agreements.........20
Section 4.03   Further Actions..................................................................................20
Section 4.04   Collateral in Possession of Other Persons, Leased Real Property Locations........................20
Section 4.05   Books and Records................................................................................21
Section 4.06   Delivery of Instruments, Etc.....................................................................21
Section 4.07   Collection and Verification of Receivables.......................................................21
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*    Table of Contents is not a part of the Security Agreement.

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                            TABLE OF CONTENTS (CONT.)

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Section 4.08   Notification to Account Debtors..................................................................22
Section 4.09   Certificates of Title; Fixtures..................................................................22
Section 4.10   Disposition of Collateral........................................................................22
Section 4.11   Insurance........................................................................................22
Section 4.12   Information Regarding Collateral.................................................................23
Section 4.13   Covenants Regarding Intellectual Property........................................................23
Section 4.14   Deposit Accounts and Securities Accounts.........................................................25
Section 4.15   Electronic Chattel Paper.........................................................................25
Section 4.16   Claims...........................................................................................25
Section 4.17   Letter-of-Credit-Rights..........................................................................25
Section 4.18   Modification of Assigned Agreements, Etc.........................................................26

                                                     ARTICLE V
                                            GENERAL AUTHORITY; REMEDIES

Section 5.01   General Authority................................................................................26
Section 5.02   Remedies upon Event of Default...................................................................27
Section 5.03   Limitation on Duty of U.S. Collateral Agent in Respect of Collateral.............................30
Section 5.04   Application of Proceeds..........................................................................30
Section 5.05   Assigned Agreements..............................................................................31

                                                    ARTICLE VI
                                                 COLLATERAL AGENT

Section 6.01   Concerning the U.S. Collateral Agent.............................................................31
Section 6.02   Appointment of Co-Agent..........................................................................32

                                                    ARTICLE VII
                                                   MISCELLANEOUS

Section 7.01   Notices..........................................................................................32
Section 7.02   No Waivers; Non-Exclusive Remedies...............................................................33
Section 7.03   Compensation and Expenses of the U.S. Collateral Agent; Indemnification..........................33
Section 7.04   Enforcement......................................................................................35
Section 7.05   Amendments and Waivers...........................................................................35
Section 7.06   Successors and Assigns...........................................................................35
Section 7.07   Governing Law....................................................................................35
Section 7.08   Limitation of Law; Severability..................................................................36
Section 7.09   Counterparts; Effectiveness......................................................................36
Section 7.10   Additional U.S. Credit Parties...................................................................36
Section 7.11   Termination......................................................................................37
Section 7.12   Entire Agreement.................................................................................37
Section 7.13   Conflict.........................................................................................37
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                            TABLE OF CONTENTS (CONT.)

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SCHEDULES:

     Schedule 1.01    -    Claims
     Schedule 3.06    -    Deposit Accounts and Securities Accounts
     Schedule 4.01    -    Filings to Perfect Security Interests

EXHIBITS:

     Exhibit A        -    Form of Assignment of Security Interest in United States Patents and Trademarks
     Exhibit B        -    Form of Assignment of Security Interest in United States Copyrights
     Exhibit C        -    Form of Deposit Account Control Agreement
     Exhibit D        -    Form of Landlord's Waiver and Consent
     Exhibit E        -    Form of Consent to Assignment of Letter of Credit Proceeds
     Exhibit F        -    Form of Collateral Description
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               U.S. SECURITY AGREEMENT dated as of July 30, 2004 (as amended, modified or supplemented from time to time, this "AGREEMENT") among the U.S. Credit Parties from time to time party hereto and DEUTSCHE
          BANK TRUST COMPANY AMERICAS, as U.S. Collateral Agent for the benefit of the Finance Parties referred to herein.

          THE JEAN COUTU GROUP (PJC) INC., a corporation formed and existing under the laws of the Province of Quebec (together with its successors and permitted assigns, the "PARENT BORROWER"), proposes to enter into a Credit Agreement dated as of July 30, 2004 (as amended, restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Parent Borrower under such agreement or any successor agreement, the "CREDIT AGREEMENT") among the Parent Borrower, THE JEAN COUTU GROUP (PJC) USA INC., a corporation formed and existing under the laws of the State of Delaware (the "U.S. BORROWER" and, together with the Parent Borrower, the "BORROWERS"), the banks and other financial institutions from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Global Transaction Coordinator, DEUTSCHE BANK SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK FINANCIAL INC., as U.S. Joint Lead Arrangers, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as U.S. Joint Bookrunners, NATIONAL BANK FINANCIAL INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Joint Lead Arrangers and as Canadian Joint Bookrunners, NATIONAL BANK OF CANADA, as the Canadian Administrative Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Term B Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK OF CANADA, as U.S. Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Co-Syndication Agents.

          Certain Lenders and their affiliates acting as Derivatives Creditors (as defined in the Credit Agreement) may from time to time provide forward rate agreements, options, swaps, caps, floors and other Derivatives Agreements (as defined in the Credit Agreement) to the U.S. Credit Parties (as defined below). The Lenders, each Issuing Lender, each Swingline Lender, the Administrative Agents, the Co-Syndication Agents, the Global Transaction Coordinator, the U.S. Joint Lead Arrangers, the Canadian Joint Lead Arrangers, the Canadian Collateral Agent, the U.S. Collateral Agent, as collateral agent for the benefit of the Lenders (together with its successor or successors in such capacity, the "U.S. COLLATERAL AGENT"), each Indemnitee and each Derivatives Creditor and their respective successors and assigns are herein referred to individually as a "FINANCE PARTY" and collectively as the "FINANCE PARTIES".

          To induce the Lenders to enter into the Credit Agreement and the other Senior Finance Documents (as defined in the Credit Agreement) and the Derivatives Creditors to enter into the Derivatives Agreements constituting Finance Documents under the Credit Agreement (collectively with the Senior Finance Documents and the Derivatives Agreements evidencing Derivatives Obligations (as hereinafter defined) permitted under the Credit Agreement, the "FINANCE DOCUMENTS"), and as a condition precedent to the obligations of the Finance Parties thereunder, the Parent Borrower and certain of its subsidiaries (each a "GUARANTOR" and, collectively, the "GUARANTORS") have agreed, jointly and severally, to provide a guaranty of all obligations of the Borrowers and the other U.S. Credit Parties under or in respect of the Finance Documents.

          As a further condition precedent to the obligations of the Lenders and the Derivatives Creditors under the Senior Finance Documents, each Borrower and each U.S. Subsidiary Guarantor (each

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a "U.S. CREDIT PARTY" and, together with each other person that becomes a party hereto pursuant to SECTION 7.10 hereof and the respective successors and permitted assigns of each of the foregoing, the "U.S. CREDIT PARTIES") has agreed or will agree to grant a continuing security interest in favor of the U.S. Collateral Agent in and to the Collateral (as hereinafter defined) to secure the Finance Obligations (as defined in the Credit Agreement). Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.01 TERMS DEFINED IN THE FINANCE DOCUMENTS. Capitalized terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          SECTION 1.02 TERMS DEFINED IN THE UCC. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, the following terms, together with any uncapitalized terms used herein which are defined in the UCC (as defined below), have the respective meanings provided in the UCC: (i) As-Extracted Collateral; (ii) Certificated Security; (iii) Chattel Paper; (iv) Documents; (v) Financial Asset; (vi) Instruments; (vii) Inventory;
(viii) Investment Property; (ix) Payment Intangibles; (x) Proceeds; (xi) Securities Account; (xii) Securities Intermediary; (xiii) Security; (xiv) Security Certificate; (xv) Security Entitlements; and (xvi) Uncertificated Security.

          SECTION 1.03 ADDITIONAL DEFINITIONS. Terms defined in the introductory section hereof have the respective meanings set forth therein. The following additional terms, as used herein, have the following respective meanings:

          "ACCOUNT CONTROL AGREEMENT" means (i) with respect to a Deposit Account, a deposit account control agreement, substantially in the form of EXHIBIT C hereto or otherwise containing similar terms and reasonably acceptable in form and substance to the U.S. Collateral Agent, among one or more U.S. Credit Parties, the U.S. Collateral Agent and the bank which maintains such Deposit Account and (ii) with respect to a Securities Account, a securities account control agreement, substantially in the form of Exhibit B to the Pledge Agreement or otherwise containing similar terms and reasonably acceptable in form and substance to the U.S. Collateral Agent, among one or more U.S. Credit Parties, the U.S. Collateral Agent and the Securities Intermediary which maintains such Securities Account, in each case as the same may be amended, restated, modified or supplemented from time to time.

          "ACCOUNTS" means (i) all "accounts" (as defined in the UCC), (ii) all of the rights of any U.S. Credit Party in, to and under all purchase orders for goods, services or other property, (iii) all of the rights of any U.S. Credit Party to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid seller's rights of rescission, replevin, reclamation and rights to stoppage in transit) and (iv) all monies due to or to become due to any U.S. Credit Party under any and all contracts for any of the foregoing (in each case, whether or not yet earned by performance on the part of such U.S. Credit Party), including, without limitation, the right to receive the Proceeds of said purchase orders and contracts, all Supporting Obligations of any kind given by any Person with respect to all or any of the foregoing.

          "ACCOUNT DEBTOR" means an "account debtor" (as defined in the UCC), and also means and includes Persons obligated to pay negotiable instruments and other Receivables.

          "ASSIGNED AGREEMENTS" means with respect to each U.S. Credit Party those contracts and agreements of such U.S. Credit Party identified in or pursuant to SECTION VI of such U.S. Credit Party's

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Perfection Certificate, as the same may be amended, modified or supplemented from time to time, and all Supporting Obligations of any kind given by any Person with respect to all or any of the foregoing.

          "CASH PROCEEDS ACCOUNT" has the meaning set forth in SECTION 2.04(a) of this Agreement.

          "CLAIMS" means all "commercial tort claims" (as defined in the UCC), including, without limitation, each of the claims described on SCHEDULE 1.01 hereto, as such Schedule may be amended, modified or supplemented from time to time, and also means and includes all claims, causes of action and similar rights and interests (however characterized) of a U.S. Credit Party, whether arising in contract, tort or otherwise, and whether or not subject to any action, suit, investigation or legal, equitable, arbitration or administrative proceedings.

          "COLLATERAL" has the meaning set forth in SECTION 2.01 of this Agreement.

          "COLLATERAL ACCOUNTS" means one or more of the Cash Proceeds Account, the LC Cash Collateral Account, the Reinvestment Funds Account, the Sinking Account and any other Securities Accounts or Deposit Accounts established with or in the possession or under the control of the U.S. Collateral Agent (including Individual Store Accounts) into which cash or cash Proceeds (including cash Proceeds of insurance policies, awards of condemnation or other compensation) of any Collateral are deposited from time to time, collectively.

          "COMPUTER HARDWARE" means all computer and other electronic data processing hardware of a U.S. Credit Party, whether now or hereafter owned, licensed or leased by such U.S. Credit Party, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware, all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

          "COPYRIGHT" means any of the following, whether now existing or hereafter arising, created or acquired:

                  (i) the United States and foreign copyrights described on SCHEDULE V to any U.S. Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

                  (ii) all other common law and/or statutory rights in all copyrightable subject matter under the Laws of the United States or any other country (whether or not the underlying works of authorship have been published);

                  (iii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the United States Copyright Office or any other country;

                  (iv) all computer programs, web pages, computer data bases and computer program flow diagrams, including all source codes and object codes related to any or all of the foregoing;

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                  (v)       all tangible property embodying or incorporating any
     or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats;

                  (vi) all claims for, and rights to sue for, past, present and future infringement of any of the foregoing;

                  (vii) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Copyright Licenses in connection therewith;

                  (viii) all rights in any of the foregoing, whether arising under the Laws of the United States or any foreign country or otherwise, to copy, record, synchronize, broadcast, transmit, perform and/or display any of the foregoing or any matter which is the subject of any of the foregoing in any manner and by any process now known or hereafter devised; and

                  (ix) the name and title of each Copyright item and all rights of any U.S. Credit Party to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition, anti-cybersquatting and/or the rules and principles of any other applicable statute, common law or other rule or principle of law now existing or hereafter arising.

          "COPYRIGHT ASSIGNMENT" means an Assignment of Security Interest in United States Copyrights, substantially in the form of EXHIBIT B to this Agreement, between one or more U.S. Credit Parties and the U.S. Collateral Agent, as the same may be amended, modified or supplemented from time to time.

          "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any U.S. Credit Party any rights, whether exclusive or non-exclusive, to use another Person's copyrights or copyright applications, or pursuant to which any U.S. Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, with respect to any Copyright, whether or not registered, including, without limitation, the Copyright Licenses described on SCHEDULE V to any U.S. Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time).

          "DEPOSIT ACCOUNTS" means all "deposit accounts" (as defined in the UCC) and also means and includes all demand, time, savings, passbook or similar accounts maintained by a U.S. Credit Party with a bank or other financial institution, whether or not evidenced by an Instrument, all cash and other funds held therein and all passbooks related thereto and all certificates and Instruments, if any, from time to time representing, evidencing or deposited into such deposit accounts.

          "DERIVATIVES OBLIGATIONS" of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) of such Person in respect of any Derivatives Agreement, excluding any amounts which such Person is entitled to set-off against its obligations under applicable Law.

          "DIRECT EXPOSURE" has the meaning set forth in SECTION 2.06 of this Agreement.

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          "EQUIPMENT" means all "equipment" (as defined in the UCC), including all items of machinery, equipment, Computer Hardware, furnishings and fixtures of every kind, whether or not affixed to real property, as well as all motor vehicles, automobiles, trucks, trailers, railcars, barges and vehicles of every description, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof and all options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights and indemnifications relating to any of the foregoing.

          "EXEMPT DEPOSIT ACCOUNTS" means Deposit Accounts the balance of which consists exclusively of (i) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Parent Borrower to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the U.S. Credit Parties or (ii) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more U.S. Credit Parties.

          "FINANCE OBLIGATIONS" means:

                  (i)       all Senior Obligations and

                  (ii) all Derivatives Obligations permitted under the Credit Agreement owed or owing to any Derivatives Creditor.

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

          "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) and also means and includes (i) all Payment Intangibles and other obligations and indebtedness owing to any U.S. Credit Party (other than Accounts), from whatever source arising, (ii) all Claims, Judgments and/or Settlements, (iii) all rights or claims in respect of refunds for taxes paid,
(iv) all rights in respect of any pension plans or similar arrangements maintained for employees of any U.S. Credit Party or any member of the ERISA Group, (v) all interests in limited liability companies and/or partnerships which interests do not constitute Securities and (vi) all Supporting Obligations of any kind given by any Person with respect to all or any of the foregoing.

          "INDIVIDUAL STORE ACCOUNTS" means (a) Deposit Accounts, the balance of which consists exclusively of a single retail store's receipts that is in the ordinary course of the business swept daily into a concentration account, and
(b) EDI settlement account number 10501854 with Mellon Bank, N.A..

          "INTELLECTUAL PROPERTY" means all Patents, Trademarks, Copyrights, Software, Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, confidential or proprietary technical and business information, know-how, show-how, domain names, mask works, customer lists, vendor lists, subscription lists, data bases and related documentation, registrations, franchises and all other intellectual or other similar property rights.

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          "JUDGMENTS" means all judgments, decrees, verdicts, decisions or orders issued in resolution of or otherwise in connection with a Claim, whether or not final or subject to appeal, and including all rights of enforcement relating thereto and any and all Proceeds thereof.

          "LETTER-OF-CREDIT RIGHT" means all "letter-of-credit rights" (as defined in the UCC) and also means and includes all rights of a U.S. Credit Party to demand payment or performance under a letter of credit (as defined in Article V of the UCC).

          "LICENSE" means any Patent License, Trademark License, Copyright License, Software License or other license or sublicense as to which any U.S. Credit Party is a party.

          "LIQUID INVESTMENTS" has the meaning set forth in SECTION 2.08 of this Agreement.

          "LC CASH COLLATERAL ACCOUNT" has the meaning set forth in SECTION 2.06 of this Agreement.

          "MATERIAL REAL PROPERTY" has the meaning given to it in the Credit Agreement.

          "PATENT" means any of the following:

                  (i)       the United States and foreign patents described on
     SCHEDULE V to any U.S. Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

                  (ii) all other letters patent and design letters patent of the United States or any other country;

                  (iii) all applications filed or in preparation for filing for letters patent and design letters patent of the United States or any other country including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or political subdivision thereof;

                  (iv) all reissues, divisions, continuations, continuations-in-part, revisions, renewals or extensions thereof;

                  (v) all claims for, and rights to sue for, past, present or future infringement of any of the foregoing;

                  (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Patent Licenses in connection therewith; and

                  (vii) all rights corresponding to any of the foregoing whether arising under the Laws of the United States or any foreign country or otherwise.

          "PATENT AND TRADEMARK ASSIGNMENT" means an Assignment of Security Interest in United States Patents and Trademarks, substantially in the form of EXHIBIT A to this Agreement, between one or more U.S. Credit Parties and the U.S. Collateral Agent, as the same may be amended, modified or supplemented from time to time.

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          "PATENT LICENSE" means any agreement now or hereafter in existence granting to any U.S. Credit Party any right, whether exclusive or non-exclusive, with respect to any Person's patent or any invention now or hereafter in existence, whether or not patentable, or pursuant to which any U.S. Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, with respect to any Patent or any invention now or hereafter in existence, whether or not patentable and whether or not a Patent or application for Patent is in or hereafter comes into existence on such invention, including, without limitation, the Patent Licenses described on SCHEDULE V to any U.S. Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time).

          "PERFECTION CERTIFICATE" means with respect to each U.S. Credit Party a certificate, substantially in the form of EXHIBIT F-1 to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby.

          "PERMITTED LIEN" means any Lien referred to in, and permitted by,
SECTION 7.02 of the Senior Credit Agreement.

          "RECEIVABLES" means all Accounts, all Payment Intangibles, all Instruments, all Chattel Paper, all Letter-of-Credit Rights and all Supporting Obligations supporting or otherwise relating to any of the foregoing.

          "RECORDABLE INTELLECTUAL PROPERTY" means Intellectual Property the transfer of which is required to be recorded in the United States Patent and Trademark Office or the United States Copyright Office in order to be effective against subsequent third party transferees; PROVIDED that the following shall not be considered "RECORDABLE INTELLECTUAL PROPERTY" hereunder: (i) unregistered United States Copyrights and (ii) non-exclusive Licenses.

          "REINVESTMENT FUNDS" has the meaning set forth in SECTION 2.05(a) of this Agreement.

          "REINVESTMENT FUNDS ACCOUNT" has the meaning set forth in SECTION 2.05(a) of this Agreement.

          "RELEVANT CONTINGENT EXPOSURE" has the meaning set forth in SECTION
2.06 of this Agreement.

          "REPURCHASE AGREEMENT" means (a) the Sale and Purchase Agreement which provides that the Parent Borrower will purchase the Preferred Shares the U.S. Borrower holds in JCG Holdings (USA), Inc. and will grant to the U.S. Borrower a non-assignable right to repurchase from the Parent Borrower (subject to the Jean Coutu Group Holdings (USA), LLC's right of first refusal) such Preferred Shares in whole or in part, at any time for $1,486,400,000 and any accrued but unpaid dividends and (b) the Forward Sale Agreement which provides that the U.S. Borrower will be required to purchase in 10 years from Closing the Preferred Shares for $1,486,400,000 and any accrued but unpaid dividends and any board of director's resolution and proxy statement incident thereto.

          "SECURITY INTERESTS" means the security interests in the Collateral granted under this Agreement securing the Finance Obligations.

          "SENIOR OBLIGATIONS" means with respect to each Credit Party, without duplication:

                  (i) in the case of each Borrower, all principal of and interest (including, without limitation, any interest which accrues after the commencement of any bankruptcy or insolvency proceeding with respect to, whether or not allowed or allowable as a claim under any

                                      - 7 -
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     bankruptcy or insolvency proceeding) on any Loan made to or LC Obligation or BA Reimbursement Obligation under, or any Note issued pursuant to, the Credit Agreement or any other Senior Finance Document;

                  (ii) all fees, expenses, indemnification obligations, foreign currency exchange obligations and other amounts of whatever nature now or hereafter payable by such Credit Party (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) pursuant to the Credit Agreement, this Agreement or any other Senior Finance Document;

                  (iii) all expenses of any Finance Party as to which it has a right to reimbursement under SECTION 7.03(a) or (b) of this Agreement or under any other similar provision of any other Senior Finance Document, including, without limitation, any and all sums advanced by the U.S. Collateral Agent to preserve any Collateral or preserve its security interests in any Collateral;

                  (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under SECTION 7.03(c) of this Agreement, SECTION 10.05 of the Credit Agreement or under any other similar provision of any other Senior Finance Document; and

                  (v) in the case of each Borrower and each Subsidiary Guarantor, all amounts now or hereafter payable by such Borrower or such Subsidiary Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to any Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on the part of the such Borrower or such Subsidiary Guarantor pursuant to the Guaranty in respect of the Credit Agreement or any other Senior Finance Document;

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

          "SETTLEMENTS" means all right, title and interest of a U.S. Credit Party in, to and under any settlement agreement or other agreement executed in settlement or compromise of any Claim, including all rights to enforce such agreements and all payments thereunder or arising in connection therewith.

          "SINKING FUND ACCOUNT" has the meaning set forth in SECTION 2.07 of this Agreement.

          "SOFTWARE" means all "software" (as defined in the UCC), and also means and includes all software programs, whether now or hereafter owned, licensed or leased by a U.S. Credit Party, designed for use on Computer Hardware, including, without limitation, all operating system software, utilities and application programs in whatever form and whether or not embedded in goods, all source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever, all firmware associated with any of the foregoing all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing, and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

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          "SOFTWARE LICENSE" means any agreement (including any agreement constituting a Copyright License, Patent License and/or Trademark License) now or hereafter in existence granting to any U.S. Credit Party any right, whether exclusive or non-exclusive, to use another Person's Software, or pursuant to which any U.S. Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, to use any Software, whether or not subject to any registration.

          "SUPPORTING OBLIGATION" means a Letter-of-Credit Right, Guarantee or other secondary obligation supporting or any Lien securing the payment or performance of one or more Receivables, General Intangibles, Documents, Assigned Agreements or Investment Property.

          "TRADEMARK" means any of the following:

                  (i) the United States and foreign trademarks described on SCHEDULE V to any U.S. Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof (but excluding in all cases all intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. Section 1051(c) or 15 U.S.C. Section 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. Section 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office);

                  (ii) all other trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, certification marks, collective marks, brand names and trade dress which are or have been used in the United States or in any state, territory or possession thereof, or in any other place, nation or jurisdiction, along with all prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law;

                  (iii) the goodwill of the business symbolized thereby or associated with each of the foregoing;

                  (iv) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof;

                  (v)       all reissues, extensions and renewals thereof;

                  (vi) all claims for, and rights to sue for, past, present or future infringements of any of the foregoing;

                  (vii) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Trademark Licenses in connection therewith; and

                  (viii) all rights corresponding to any of the foregoing whether arising under the Laws of the United States or any foreign country or otherwise.

          "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any U.S. Credit Party any right, whether exclusive or non-exclusive, to use another Person's trademarks or

                                      - 9 -
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trademark applications, or pursuant to which any U.S. Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, to use any Trademark, whether or not registered, including, without limitation, the Trademark Licenses described on SCHEDULE V to any U.S. Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and the rights to prepare for sale, sell and advertise for sale, all of the inventory now or hereafter owned by any U.S. Credit Party and now or hereafter covered by such license agreements.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED that if by reason of mandatory provisions of Law, the perfection, the effect of perfection or non-perfection or the priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          "U.S. COLLATERAL AGENT" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Finance Parties, and its successor or successors in such capacity.

          "U.S. CREDIT PARTY" means the Borrowers and each U.S. Subsidiary Guarantor, and "U.S. CREDIT PARTIES" means all of them, collectively.

          SECTION 1.04 TERMS GENERALLY. The definitions in SECTIONS 1.02 and 1.03 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.

                                   ARTICLE II
                               SECURITY INTERESTS

          SECTION 2.01 GRANT OF SECURITY INTERESTS. To secure the due and punctual payment of all Finance Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of the obligations of each U.S. Credit Party hereunder and under the other Finance Documents, each U.S. Credit Party hereby grants to the U.S. Collateral Agent for the benefit of the Finance Parties a security interest in, and each U.S. Credit Party hereby pledges and collaterally assigns to the U.S. Collateral Agent for the benefit of the Finance Parties, all of such U.S. Credit Party's right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located (all of which are herein collectively called the "COLLATERAL"):

                  (i)       all Receivables;

                  (ii)      all Inventory;

                  (iii)     all General Intangibles;

                  (iv)      all Intellectual Property;

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                  (v)       all Documents and all Supporting Obligations of any
     kind given by any Person with respect thereto;

                  (vi)      all Equipment;

                  (vii) all Investment Property and all Supporting Obligations of any kind given by any Person with respect thereto;

                  (viii)    all Assigned Agreements;

                  (ix)      all Deposit Accounts;

                  (x)       all As-Extracted Collateral;

                  (xi) the Collateral Accounts, all cash and other property deposited therein or credited thereto from time to time, the Liquid Investments made pursuant to SECTION 2.08 and other monies and property of any kind of any U.S. Credit Party maintained with or in the possession of or under the control of the U.S. Collateral Agent;

                  (xii) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of each U.S. Credit Party pertaining to any of the Collateral; and

                  (xiii) all Proceeds of all or any of the Collateral described in CLAUSES (i) through (xii) hereof;

PROVIDED, HOWEVER, that, except as otherwise required by SECTION 6.10(d) of the Credit Agreement, the Collateral shall not include shares of capital stock having voting power in excess of 65% of the voting power of all classes of capital stock of a Foreign Subsidiary of any U.S. Credit Party if, and solely to the extent that, the inclusion of such shares of capital stock hereunder would cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed repatriation of the earnings of such Foreign Subsidiary to such Foreign Subsidiary's United States parent for United States federal income tax purposes; and PROVIDED, FURTHER, that the Collateral shall not include any Exempt Deposit Accounts.

          SECTION 2.02 CONTINUING LIABILITY OF EACH U.S. CREDIT PARTY. Anything herein to the contrary notwithstanding, each U.S. Credit Party shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral. Neither the U.S. Collateral Agent nor any Finance Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the U.S. Collateral Agent or any Finance Party of any payment relating to any Collateral, nor shall the U.S. Collateral Agent or any Finance Party be required to perform or fulfill any of the obligations of any U.S. Credit Party with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the U.S. Collateral Agent nor any Finance Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

          SECTION 2.03 SECURITY INTERESTS ABSOLUTE. All rights of the U.S. Collateral Agent, all security interests hereunder and all obligations of each U.S. Credit Party hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Finance Obligations,

                                     - 11 -
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whether executed by such U.S. Credit Party, any other U.S. Credit Party or any other Person. Without limiting the generality of the foregoing, the obligations of each U.S. Credit Party hereunder shall not be released, discharged or otherwise affected or impaired by:

                  (i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any other U.S. Credit Party under any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation, by operation of law or otherwise;

                  (ii) other than pursuant to SECTION 7.05 hereof, any change in the manner, place, time or terms of payment of any Finance Obligation or any other amendment, supplement or modification to any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any Finance Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Finance Obligation or any release of any other obligor or U.S. Credit Parties in respect of any Finance Obligation;

                  (iv) any change in the existence, structure or ownership of any U.S. Credit Party, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any U.S. Credit Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Finance Obligation;

                  (v) the existence of any claim, set-off or other right which any U.S. Credit Party may have at any time against the Borrowers, any other U.S. Credit Party, any Agent, any other Finance Party or any other Person, whether in connection herewith or any unrelated transaction; PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Borrowers or any other U.S. Credit Party for any reason of any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation or any provision of applicable Law or regulation purporting to prohibit the payment by the Borrowers or any other U.S. Credit Party of any Finance Obligation;

                  (vii) any failure by any Finance Party: (A) to file or enforce a claim against any U.S. Credit Party or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any U.S. Credit Party of any new or additional indebtedness or obligation under or with respect to the Finance Obligations; (C) to commence any action against any U.S. Credit Party; (D) to disclose to any U.S. Credit Party any facts which such Finance Party may now or hereafter know with regard to any U.S. Credit Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Finance Obligations;

                  (viii) any direction as to application of payment by the Borrowers, any other U.S. Credit Party or any other Person;

                  (ix) any subordination by any Finance Party of the payment of any Finance Obligation to the payment of any other liability (whether matured or unmatured) of any U.S. Credit Party to its creditors;

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                  (x)       any act or failure to act by the U.S. Collateral
     Agent or any other Finance Party under this Agreement or otherwise which may deprive any U.S. Credit Party of any right to subrogation, contribution or reimbursement against any other U.S. Credit Party or any right to recover full indemnity for any payments made by such U.S. Credit Party in respect of the Finance Obligations; or

                  (xi) any other act or omission to act or delay of any kind by any U.S. Credit Party or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any U.S. Credit Party's obligations hereunder.

          Each U.S. Credit Party has irrevocably and unconditionally delivered this Agreement to the U.S. Collateral Agent, for the benefit of the Finance Parties, and the failure by any other Person to sign this Agreement or a security agreement similar to this Agreement or otherwise shall not discharge the obligations of any U.S. Credit Party hereunder.

          This Agreement shall remain fully enforceable against each U.S. Credit Party irrespective of any defenses that any other U.S. Credit Party may have or assert in respect of the Finance Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury.

          SECTION 2.04      SEGREGATION OF PROCEEDS; CASH PROCEEDS ACCOUNT.

          (a) CREATION OF CASH PROCEEDS ACCOUNT. There is hereby established with the U.S. Collateral Agent a Securities Account (the "CASH PROCEEDS ACCOUNT") in the name of Deutsche Bank Trust Company Americas, as U.S. Collateral Agent" and under the exclusive control of the U.S. Collateral Agent, into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the U.S. Collateral Agent pursuant to SUBSECTION (b) of this Section. Any income received by the U.S. Collateral Agent with respect to the balance from time to time standing to the credit of the Cash Proceeds Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Cash Proceeds Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Proceeds Account together with any Liquid Investments from time to time made pursuant to SECTION 2.08 and any other property or assets from time to time deposited in or credited to the Cash Proceeds Account shall vest in and be under the sole dominion and control of the U.S. Collateral Agent for the benefit of the Finance Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided.

          (b) DEPOSITS TO CASH PROCEEDS ACCOUNT. Upon the occurrence and during the continuance of a Default or an Event of Default, except as otherwise provided in SECTION 2.05 or 2.06, each U.S. Credit Party, promptly after receiving written instructions from the U.S. Collateral Agent to do so, shall instruct all Account Debtors and other Persons obligated in respect of its Receivables and other Collateral to make all payments in respect of its Receivables and other Collateral either (i) directly to the U.S. Collateral Agent (by instructing that such payments be remitted by direct wire transfer to the U.S. Collateral Agent at its address referred to in SECTION 7.01 or to a post office box which shall be in the name and under the control of the U.S. Collateral Agent) or (ii) to one or more other banks in the United States (by instructing that such payments be remitted by direct wire transfer to, or to a post office box which shall be in the name and under the control of, such bank) under an Account Control Agreement duly executed by each relevant U.S. Credit Party and such bank or under other arrangements, in form and substance satisfactory to the U.S. Collateral Agent, pursuant to which each relevant U.S. Credit Party shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all

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proceeds of such payments directly to the U.S. Collateral Agent for deposit into the Cash Proceeds Account or as the U.S. Collateral Agent may otherwise instruct such bank. All such payments made to the U.S. Collateral Agent shall be deposited in the Cash Proceeds Account. In addition to the foregoing, each U.S. Credit Party agrees that if the Proceeds of any Collateral hereunder (including the payments made in respect of Receivables) shall be received by it after the occurrence and during the continuance of a Default or an Event of Default and receipt of the U.S. Collateral Agent's written instructions pursuant to the first sentence of this clause (b), such U.S. Credit Party shall as promptly as possible deposit such Proceeds into the Cash Proceeds Account. Until so deposited, all such Proceeds shall be held in trust by the relevant U.S. Credit Party for and as the property of the U.S. Collateral Agent for the benefit of the Finance Parties and shall not be commingled with any other funds or property of any U.S. Credit Party; PROVIDED, however, that until a Default or an Event of Default shall occur and receipt of the U.S. Collateral Agent's written instructions pursuant to the first sentence of this clause (b), all collected funds on deposit in the Cash Proceeds Account, or so much thereof as is not required to make payment of the Finance Obligations which have become due and payable (whether by scheduled maturity, acceleration or otherwise), shall be withdrawn by the U.S. Collateral Agent on the next Business Day following the day on which the U.S. Collateral Agent considers the funds deposited therein to be collected funds and disbursed to the Borrowers or its order. Each U.S. Credit Party hereby irrevocably consents and agrees to such disbursement. After satisfaction of the conditions specified in this clause (b), each U.S. Credit Party hereby irrevocably authorizes and empowers the U.S. Collateral Agent, its officers, employees and authorized agents to endorse and sign its name on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the relevant U.S. Credit Party prior to any endorsement or assignment thereof by the U.S. Collateral Agent. The U.S. Collateral Agent may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

          SECTION 2.05      REINVESTMENT FUNDS ACCOUNT.

          (a) CREATION OF AND DEPOSITS TO THE REINVESTMENT FUNDS ACCOUNT. Promptly upon and at all times after the receipt by any U.S. Credit Party of any Net Cash Proceeds from an Asset Disposition (other than an Excluded Asset Disposition), Insurance Proceeds or Condemnation Awards or other amounts required to be paid to the U.S. Collateral Agent pursuant to SECTION 2.10 (c) OR 6.06(b) of the Credit Agreement, SECTION 4.11 hereof or pursuant to any similar provision of any other Finance Document (collectively, "REINVESTMENT FUNDS"), such U.S. Credit Party shall establish and shall thereafter maintain an additional Securities Account (the "REINVESTMENT FUNDS ACCOUNT") at the offices of the U.S. Collateral Agent or such other bank or other financial institution as such U.S. Credit Party and the U.S. Collateral Agent may agree, in the name and under the exclusive control of the U.S. Collateral Agent. If the Reinvestment Funds Account is not maintained at an office of the U.S. Collateral Agent, then forthwith upon the establishment of such account, the applicable U.S. Credit Party shall notify the U.S. Collateral Agent of the location, account name and account number of such account and shall deliver to the U.S. Collateral Agent an Account Control Agreement with respect to such Reinvestment Funds Account duly executed by such U.S. Credit Party and the Securities Intermediary maintaining such Reinvestment Funds Account. Each U.S. Credit Party hereby agrees to cause any Reinvestment Funds received from time to time after the establishment of the Reinvestment Funds Account to be deposited therein as set forth in this paragraph. Any Casualty Proceeds or Condemnation Proceeds in excess of $5,000,000 received from time to time by the U.S. Collateral Agent in respect of which the U.S. Collateral Agent is an insured party and loss payee and any other Reinvestment Funds shall be promptly deposited in the Reinvestment Funds Account as set forth in this paragraph. Any income received with respect to the balance from time to time standing to the credit of the Reinvestment Funds Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Reinvestment Funds Account until withdrawn pursuant to clause (b) below or applied in accordance with Section 2.10(b) of the Credit Agremeent. All right, title and interest in and to the cash amounts on

                                     - 14 -
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deposit from time to time in the Reinvestment Funds Account together with any
Liquid Investments from time to time made pursuant to SECTION 2.08 and any other property or assets from time to time deposited in or credited to the Reinvestment Funds Account shall vest in the U.S. Collateral Agent for the benefit of the Finance Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided. The U.S. Collateral Agent shall apply to repayment of the Loans those amounts on deposit in the Reinvestment Funds Account which are required to be applied to the repayment of the Loans in accordance with SECTION 2.10(b)(iv) AND 2.10(c) of the Credit Agreement or any other applicable term of any Finance Document, and, unless a Default or an Event of Default shall have occurred and be continuing, shall promptly in accordance with SUBSECTION (b) below release to, or upon the order of the U.S. Credit Party in respect of which such Reinvestment Funds were delivered, those amounts on deposit in the Reinvestment Funds Account which are not required to be so applied or retained in the Reinvestment Funds Account pursuant to any other provision of any Finance Document for application as provided in SUBSECTION (b) below.

          (b) WITHDRAWALS FROM REINVESTMENT FUNDS ACCOUNT. The balance from time to time standing to the credit of the Reinvestment Funds Account (to the extent not applied pursuant to the last sentence of SECTION 2.05(a)) shall be subject to withdrawal only upon the instructions of the U.S. Collateral Agent. Except upon the occurrence and continuation of a Default or an Event of Default, the U.S. Collateral Agent agrees to give instructions to distribute such amounts to the applicable U.S. Credit Party at such times and in such amounts as such U.S. Credit Party shall request for the purpose of (x) in the case of Reinvestment Funds received on account of an Asset Disposition, reinvesting such Reinvestment Funds in accordance with SECTION 2.10(c)(i) of the Credit Agreement or (ii) in the case of Reinvestment Funds received on account of Casualty or Condemnation, repairing, reconstructing or replacing the property in respect of which such Reinvestment Funds were received or for the purpose of repaying indebtedness secured by a Permitted Lien on, or meeting other liabilities in respect of, the property in respect of which such Reinvestment Funds were received, all in accordance with SECTION 2.10(c)(ii) of the Credit Agreement. Each U.S. Credit Party hereby irrevocably consents and agrees to such distribution. To the extent required by any Finance Document, any such request shall be accompanied by a certificate of the chief executive officer or chief financial officer of such U.S. Credit Party setting forth in detail reasonably satisfactory to the U.S. Collateral Agent the reinvestment, repair, reconstruction or replacement for which such funds will be expended. If immediately available cash on deposit in the Reinvestment Funds Account is not sufficient to make any distribution to a U.S. Credit Party referred to in the previous sentence of this SECTION 2.05(b), the U.S. Collateral Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Reinvestment Funds Account designated by such U.S. Credit Party and the Borrowers as are required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this ARTICLE II, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the U.S. Collateral Agent may apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Reinvestment Funds Account in the manner specified in SECTION 5.04 hereof.

          SECTION 2.06 LC CASH COLLATERAL ACCOUNT. All amounts required to be deposited by any U.S. Credit Party as cash collateral for LC Obligations pursuant to SECTION 2.10(b)(i), (ii) or (iii) or SECTION 8.02(c) of the Credit Agreement, any similar provision of any other Finance Document or pursuant to
SECTION 5.04 hereof shall be deposited in a Securities Account (the "LC CASH COLLATERAL ACCOUNT") established and maintained by such U.S. Credit Party at the offices of the U.S. Collateral Agent or such other bank or other financial institution as such U.S. Credit Party and the U.S. Collateral Agent may agree, in the name and under the exclusive control of the U.S. Collateral Agent. If the LC Cash Collateral Account is not maintained at an office of the U.S. Collateral Agent, then forthwith upon the establishment of such account, the applicable U.S. Credit Party shall notify the U.S. Collateral Agent of the location, account name and account number of such account and shall deliver to the U.S. Collateral

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Agent an Account Control Agreement with respect to such LC Cash Collateral
Account duly executed by such U.S. Credit Party and the Securities Intermediary maintaining such LC Cash Collateral Account. Any income received with respect to the balance from time to time standing to the credit of the LC Cash Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the LC Cash Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the LC Cash Collateral Account together with any Liquid Investments from time to time made pursuant to SECTION 2.08 and any other property or assets from time to time deposited in or credited to the LC Cash Collateral Account shall vest in and be under the sole dominion and control of the U.S. Collateral Agent for the benefit of the Finance Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided. If and when any portion of the LC Obligations on which any deposit in the LC Cash Collateral Account was based (the "RELEVANT CONTINGENT EXPOSURE") shall become fixed (a "DIRECT EXPOSURE") as a result of the payment by the Issuing Lender with respect thereto of a draft presented under any Letter of Credit, the amount of such Direct Exposure (but not more than the amount in the LC Cash Collateral Account at the time) shall be withdrawn by the U.S. Collateral Agent from the LC Cash Collateral Account and shall be paid to the relevant Administrative Agent for application pursuant to the Credit Agreement, and the Relevant Contingent Exposure shall thereupon be reduced by such amount. In addition, funds will be released from the LC Cash Collateral Account at such times and in such amounts as provided in SECTION 2.05(r) of the Credit Agreement. Each U.S. Credit Party hereby irrevocably consents and agrees to each such distribution. If a Default or an Event of Default shall have occurred and be continuing, the excess of the funds in the LC Cash Collateral Account over the Relevant Contingent Exposure shall be retained in the LC Cash Collateral Account and, upon the occurrence and continuation of an Event of Default, may be withdrawn by the U.S. Collateral Agent and applied in the manner specified in
SECTION 5.04. If immediately available cash on deposit in the LC Cash Collateral Account is not sufficient to make any distribution to a U.S. Credit Party referred to in this SECTION 2.06, the U.S. Collateral Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Cash Collateral Account designated by such U.S. Credit Party as are required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this SECTION 2.06, such distribution shall not be made until such liquidation has taken place.

          SECTION 2.07      SINKING FUND ACCOUNT.

          (a) All amounts required to be deposited by the Borrowers as cash collateral pursuant to SECTION 2.10(b)(xiii) of the Credit Agreement or any similar provision of any Finance Document shall be deposited (the aggregate amounts deposited by virtue of this sentence being the "AGGREGATE DEPOSITS") in a Securities Account (the "SINKING FUND ACCOUNT") established and maintained by the Parent Borrower at the offices of such bank or other financial institution as the Parent Borrower and the U.S. Collateral Agent may agree, over which the U.S. Collateral Agent shall have a fully perfected first priority security interest, including the exclusive right of withdrawal for application in accordance with this SECTION 2.07. Upon the establishment of such account, the U.S. Credit Party so required to make such deposit shall notify the U.S. Collateral Agent of the location, account name and account number of such account and shall deliver to the U.S. Collateral Agent an Account Control Agreement with respect to such Sinking Fund Account duly executed by the Parent Borrower and the Securities Intermediary maintaining such Sinking Fund Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Sinking Account, together with any Liquid Investments from time to time deposited in or credited to the Sinking Account, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided.

          (b) The Aggregate Deposits can be withdrawn by the Parent Borrower on the occurrence of the first of : (i) the Parent Borrower having fulfilled all of its obligations described in

                                     - 16 -
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SECTION 2.10(b)(x) of the Credit Agreement, and (ii) all outstanding Term B
Loans, with respect to which amounts have been deposited in the Sinking Fund Account, have been paid in full. If the Parent Borrower does not fulfill all of its obligations described in SECTION 2.10(b)(x) of the Credit Agreement within five (5) Business Days following the Catch-Up Date (as defined in the Credit Agreement), the U.S. Collateral Agent may withdraw such amounts in the Sinking Fund Account necessary to fulfill the Parent Borrower's obligations established in SECTION 2.10(b)(x) of the Credit Agreement. The Term B Administrative Agent shall apply any cash deposited in the Sinking Fund Account that is withdrawn by the U.S. Collateral Agent pursuant to the preceding sentence to prepay the Term B Loans. The U.S. Collateral Agent will, on the instructions of the Parent Borrower, invest amounts on deposit in the Sinking Fund Account in Liquid Investments. The Parent Borrower may, upon giving prior written notice to the U.S. Collateral Agent, withdraw interest and profits (including capital gains) on the Investments from the cash on deposit in such account. The Parent Borrower shall have the obligation to ensure that the aggregate value of the Sinking Fund Account is not less than the Aggregate Deposits and shall contribute to the Sinking Fund Account an amount to cover any deficiency as and when required by the U.S. Collateral Agent. Other than any interest and profits (including capital gains) earned on such Investments, the Sinking Fund Account shall not bear interest. If the maturity of the Loans has been accelerated pursuant to
SECTION 8.02 of the Credit Agreement, the Term B Administrative Agent may, in its sole discretion, cause the U.S. Collateral Agent to withdraw amounts on deposit in the Sinking Fund Account and apply such funds to satisfy any of the Senior Obligations.

          SECTION 2.08 INVESTMENT OF FUNDS IN COLLATERAL ACCOUNTS. Amounts on deposit in the Collateral Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Parent Borrower shall determine, which Liquid Investments, other than in the case of the Sinking Fund Account, shall be held in the name and be under the control of the U.S. Collateral Agent; PROVIDED that, if an Event of Default has occurred and is continuing, the U.S. Collateral Agent may liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof in the manner specified in SECTION 5.04. For this purpose, "LIQUID INVESTMENTS" means Cash Equivalents maturing within 30 days after a Cash Equivalent is acquired by the U.S. Collateral Agent and, in the case of SECTION 2.07 only, other Investments otherwise permitted by the Credit Agreement, in each case that mature or that can be liquidated for their cash value on or prior to the Catch-up Date (as such term is defined in the Credit Agreement), PROVIDED, HOWEVER, that (i) no Investment will be made that, in the sole judgment of the U.S. Collateral Agent, would have required or caused the U.S. Collateral Agent, had the U.S. Collateral Agent made the Investment, to be in, or would result in any, violation of any Law, (ii) Investments permitted under this SECTION 2.08 shall be subjected to a first priority perfected security interest in favor of the U.S. Collateral Agent and (iii) if any Event of Default shall have occurred and be continuing, the selection of such Investments permitted under this SECTION 2.08 shall be in the sole discretion of the U.S. Collateral Agent.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          Each U.S. Credit Party represents and warrants that:

          SECTION 3.01 TITLE TO COLLATERAL. Such U.S. Credit Party has good and marketable title to, or valid license, leasehold or similar interests in, all of the Collateral in which it has granted a security interest hereunder, free and clear of any Liens other than Permitted Liens. Such U.S. Credit Party has taken all actions necessary under the UCC to perfect its interest in any Receivables purchased by or assigned to it, as against its assignors and creditors of its assignors. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, Permitted Liens and Liens securing indebtedness to be repaid with the proceeds of the Finance Obligations and in respect of which the Administrative Agents have received pay-off letters and instruments appropriate

                                     - 17 -
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under local Law to effect the termination of such Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession or control of any Person (other than a U.S. Credit Party) asserting any claim thereto or security interest therein, except that the U.S. Collateral Agent or its designee may have possession and/or control of Collateral as contemplated hereby and by the other Finance Documents.

          SECTION 3.02      VALIDITY, PERFECTION AND PRIORITY OF SECURITY
INTERESTS.

          (a) The Security Interests constitute valid security interests under the UCC securing the Finance Obligations.

          (b) When UCC financing statements containing a description of the Collateral in the form specified in EXHIBIT F hereto shall have been filed in the offices specified in SCHEDULE 4.01 hereto, the Security Interests will constitute perfected security interests in all right, title and interest of such U.S. Credit Party in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for Permitted Liens.

          (c) When each Patent and Trademark Assignment has been filed with the United States Patent and Trademark Office and each Copyright Assignment has been filed with the United States Copyright Office, the Security Interests will constitute perfected security interests in all right, title and interest of such U.S. Credit Party in the Recordable Intellectual Property therein described to the extent that a security interest therein may be perfected by such filing pursuant to applicable Law, prior to all other Liens and rights of others therein except for Permitted Liens.

          (d) When each Account Control Agreement has been executed and delivered to the U.S. Collateral Agent, the Security Interests will constitute perfected security interests in all right, title and interest of the U.S. Credit Parties in the Deposit Accounts (other than Individual Store Accounts) and Securities Accounts, as applicable, subject thereto, prior to all other Liens and rights of others therein and subject to no adverse claims except for Permitted Liens.

          (e) When each consent substantially in the form of EXHIBIT F hereto has been executed and delivered to the U.S. Collateral Agent, the Security Interests shall constitute perfected security interests in all right, title and interest of such U.S. Credit Party in the Letter-of-Credit Rights referred to therein, prior to all other Liens and rights of others therein except for Permitted Liens.

          (f) So long as such U.S. Credit Party is in compliance with the provisions of SECTION 4.15, the Security Interests shall constitute perfected security interests in all right, title and interest of such U.S. Credit Party in all electronic Chattel Paper, prior to all other Liens and rights of others therein except for Permitted Liens.

          SECTION 3.03 FAIR LABOR STANDARDS ACT. All of such U.S. Credit Party's Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended from time to time, or any successor statute, and regulations promulgated thereunder except to the extent that noncompliance therewith could not reasonably be expected to have a material adverse effect.

          SECTION 3.04 RECEIVABLES. With respect to each material Receivable of such U.S. Credit Party, all material records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and all papers and documents (if any) relating thereto (i) represent legal,

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valid and binding obligations of the respective Account Debtor, subject to adjustments customary in the business of such U.S. Credit Party, with respect to unpaid indebtedness or other monetary obligations incurred by such Account Debtor in respect of the performance of labor or services, the sale, lease, license, assignment, exchange and delivery of the merchandise or other property listed therein, the incurrence of a secondary obligation as set forth therein or the use of a credit or charge card or information contained on or for use with such a card or any combination of the foregoing, and (ii) are the only original writings evidencing and embodying such obligations of the Account Debtor named therein (other than copies created for general accounting purposes) and are in compliance in all material respects with all applicable federal, state and local Laws and applicable Laws of any relevant foreign jurisdiction.

          SECTION 3.05 NO CONSENTS. No consent of any other Person (including, without limitation, any stockholder or creditor of such U.S. Credit Party or any of its Subsidiaries) and no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority is required to be obtained by such U.S. Credit Party in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of the rights and remedies of the U.S. Collateral Agent pursuant to this Agreement, except (i) as may be required to perfect (as described in SCHEDULE 4.01 hereto) and maintain the perfection of the security interests created hereby, (ii) with respect to vehicles represented by a certificate of title, (iii) with respect to Receivables subject to the Federal Assignment of Claims Act or (iv) in connection with the disposition of the Collateral by Laws affecting the offering and sale of securities generally; PROVIDED, HOWEVER, that (i) the registration of Copyrights in the United States Copyright Office may be required to obtain a security interest therein that is effective against subsequent transferees under United States Federal copyright law and (ii) to the extent that recordation of the Security Interests in the United States Patent and Trademark Office or the United States Copyright Office is necessary to perfect the Security Interests or to render the Security Interests effective against subsequent third parties, such recordations will not have been made with respect to the items that are not Recordable Intellectual Property.

          SECTION 3.06 DEPOSIT AND SECURITIES ACCOUNTS. SCHEDULE 3.06 hereto sets forth as of the date hereof a complete and correct list of each U.S. Credit Party's Deposit Accounts, Individual Store Accounts and Securities Accounts, the name and address of the financial institution which maintains each such account and the purpose for which such account is used.

          SECTION 3.07 REPURCHASE AGREEMENT. (i) the Repurchase Agreement has not been amended or modified, nor has any condition thereof been waived by the U.S. Borrower or the Parent Borrower in a manner adverse in any material respect to the rights or interests of the Lenders, and (ii) no event of default has occurred thereunder.

                                   ARTICLE IV
                                    COVENANTS

          Each U.S. Credit Party covenants and agrees that until the payment in full of all Finance Obligations and until there is no commitment by any Finance Party to make further advances, incur obligations or otherwise give value, such U.S. Credit Party will comply with the following:

          SECTION 4.01 DELIVERY OF PERFECTION CERTIFICATE; INITIAL PERFECTION AND DELIVERY OF SEARCH REPORTS. Such U.S. Credit Party has (i) delivered its Perfection Certificate to the U.S. Collateral Agent, (ii) delivered, or will deliver as required by Section 6.10(f) of the Credit Agreement, to the U.S. Collateral Agent a fully executed Account Control Agreement with respect to each of its Deposit Accounts (other than Exempt Deposit Accounts and Individual Store Accounts) and Securities Accounts, (iii) delivered to the U.S. Collateral Agent a fully executed consent substantially in the form of EXHIBIT E hereto with respect to each of its Letter-of-Credit Rights and (iv) caused all filings and recordings

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specified in SCHEDULE 4.01 hereto to have been completed. The information set forth in the Perfection Certificate shall be correct and complete as of the Closing Date.

          SECTION 4.02 CHANGE OF NAME, IDENTITY, STRUCTURE OR LOCATION; SUBJECTION TO OTHER SECURITY AGREEMENTS. Except pursuant to Asset Dispositions permitted by the Credit Agreement, such U.S. Credit Party will not change its name, identity, structure or location (determined as provided in Section 9-307 of the UCC) in any manner, and shall not become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person, in each case unless it shall have given the U.S. Collateral Agent not less than 30 days' prior notice thereof. Except pursuant to Asset Dispositions permitted by the Credit Agreement, such U.S. Credit Party shall not in any event change the location of any Collateral or its name, identity, structure or location (determined as provided in Section 9-307 of the UCC), or become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person, if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected unless such U.S. Credit Party has taken on or before the date of lapse all actions necessary to ensure that the Security Interests in the Collateral do not lapse or cease to be perfected.

          SECTION 4.03 FURTHER ACTIONS. Such U.S. Credit Party will, from time to time at its expense and in such manner and form as the U.S. Collateral Agent may reasonably request, execute, deliver, file and record any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any filings with the United States Patent and Trademark Office and the United States Copyright Office) that from time to time may be necessary or advisable under the UCC or with respect to Recordable Intellectual Property, or that the U.S. Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the U.S. Collateral Agent and the Finance Parties to obtain the full benefit of this Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable Law with respect to any of the Collateral it being understood and agreed that no Account Control Agreements need to be delivered with respect to the Individual Store Accounts. To the extent permitted by applicable Law, such U.S. Credit Party hereby authorizes the U.S. Collateral Agent to file, in the name of such U.S. Credit Party or otherwise and without the signature or other separate authorization or authentication of such U.S. Credit Party appearing thereon, such UCC financing statements or continuation statements as the U.S. Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. Such U.S. Credit Party hereby authorizes the U.S. Collateral Agent to file financing and continuation statements describing as the Collateral covered thereby "all of the debtor's personal property and assets" or words to similar effect, notwithstanding that such description may be broader in scope than the Collateral described in this Agreement. Such U.S. Credit Party agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The U.S. Credit Parties shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or other assignment documents concerning the Collateral.

          SECTION 4.04 COLLATERAL IN POSSESSION OF OTHER PERSONS, LEASED REAL PROPERTY LOCATIONS. If any of such U.S. Credit Party's Collateral is at any time in the possession or control of any warehouseman, vendor, bailee or any agents or processors of any U.S. Credit Party, such U.S. Credit Party shall (i) notify such warehouseman, vendor, bailee, agent or processor of the Security Interests created hereby, (ii) instruct such warehouseman, vendor, bailee, agent or processor to hold all such Collateral for the U.S. Collateral Agent's account and subject to the U.S. Collateral Agent's instructions, and (iii) use commercially reasonable efforts to cause such warehouseman, vendor, bailee, agent or processor to authenticate a record acknowledging that it holds possession of such Collateral for the benefit of the U.S. Collateral Agent and the Finance Parties and make such authenticated record available

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to the U.S. Collateral Agent. Such U.S. Credit Party agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant Law). If any U.S. Credit Party enters into any lease of Material Real Property after the date hereof, such U.S. Credit Party will use commercially reasonable efforts to obtain waivers from the landlords of all such real estate, substantially in the form of EXHIBIT D hereto or in such other form as shall be reasonably acceptable to the U.S. Collateral Agent.

          SECTION 4.05 BOOKS AND RECORDS. Such U.S. Credit Party shall keep full and accurate books and records relating to the Collateral, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such U.S. Credit Party will make the same available to the U.S. Collateral Agent for inspection, as required by SECTION
6.09 of the Credit Agreement. Upon direction by the U.S. Collateral Agent, such U.S. Credit Party shall stamp or otherwise mark such books and records in such manner as the U.S. Collateral Agent may reasonably require in order to reflect the Security Interests.

          SECTION 4.06 DELIVERY OF INSTRUMENTS, ETC. Such U.S. Credit Party will immediately deliver each Instrument and each Certificated Security (other than (i) Cash Equivalents held in a Deposit Account or a Securities Account and subject to an effective Account Control Agreement as required by SECTION 4.14 hereof and (ii) Instruments or Certificated Securities received in connection with bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers in the ordinary course of business having individually, a face amount of less than $750,000 in the case of Instruments or Certificated Securities subject to this CLAUSE (ii)) to the U.S. Collateral Agent, appropriately indorsed to the U.S. Collateral Agent; PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, and except as required by any other Finance Document, such U.S. Credit Party may (unless otherwise provided in
SECTION 2.04(b)) retain for collection in the ordinary course of business any checks, drafts and other Instruments received by it in the ordinary course of business, and the U.S. Collateral Agent shall, promptly upon request of such U.S. Credit Party, make appropriate arrangements for making any other Instrument or Certificated Security pledged by such U.S. Credit Party available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the U.S. Collateral Agent, against trust receipt or like document).

          SECTION 4.07      COLLECTION AND VERIFICATION OF RECEIVABLES.

          (a) COLLECTION OF RECEIVABLES. Such U.S. Credit Party shall not rescind or cancel any material indebtedness or material obligation evidenced by any material Receivable, modify, make adjustments to, extend, renew, compromise or settle any material dispute, claim, suit or legal proceeding relating to, or sell or assign, any material Receivable, or interest therein, without the prior written consent of the U.S. Collateral Agent, except that, subject to the rights of the U.S. Collateral Agent and the Finance Parties hereunder, notwithstanding the occurrence and continuance of an Event of Default, such U.S. Credit Party may allow as adjustments to amounts owing under its Receivables (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such U.S. Credit Party finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with such U.S. Credit Party's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorneys' fees) of collection of Receivables, whether incurred by such U.S. Credit Party or the U.S. Collateral Agent, shall be borne by the U.S. Credit Parties.

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          (b)     VERIFICATION OF RECEIVABLES. Upon the occurrence and during the continuance of an Event of Default, the U.S. Collateral Agent shall have the right to make test verifications of Receivables in any manner and through any medium that it considers advisable, and each U.S. Credit Party agrees to furnish all such assistance and information as the U.S. Collateral Agent may require in connection therewith. Upon the occurrence and during the continuance of an Event of Default, each U.S. Credit Party, at its own expense, will cause its financial officer to furnish to the U.S. Collateral Agent at any time and from time to time promptly upon the U.S. Collateral Agent's request (i) a reconciliation of all Receivables, (ii) an aging of all Receivables, (iii) trail balances and (iv) a test verification of such Receivables as the U.S. Collateral Agent may request.

          SECTION 4.08 NOTIFICATION TO ACCOUNT DEBTORS. Upon the occurrence and during the continuance of any Event of Default and if so requested by the U.S. Collateral Agent, such U.S. Credit Party will promptly notify (and such U.S. Credit Party hereby authorizes the U.S. Collateral Agent so to notify) each Account Debtor in respect of any Receivable that such Collateral has been assigned to the U.S. Collateral Agent hereunder for the benefit of the Finance Parties, and that any payments due or to become due in respect of such Collateral are to be made by such Account Debtor and any other Person via direct wire transfer to the U.S. Collateral Agent or its designee in accordance with
SECTION 2.04 hereof.

          SECTION 4.09 CERTIFICATES OF TITLE; FIXTURES. If requested by the U.S. Collateral Agent, such U.S. Credit Party shall (i) on or prior to the Closing Date, in the case of Equipment constituting one or more titled vehicles now owned with a fair market value exceeding $50,000, and (ii) within 30 days after acquiring any other Equipment constituting one or more titled vehicles with a fair market value exceeding $50,000, deliver to the U.S. Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the U.S. Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

          SECTION 4.10 DISPOSITION OF COLLATERAL. Such U.S. Credit Party will not sell, lease, exchange, license, assign or otherwise dispose of, or grant any option with respect to, any Collateral or create or suffer to exist any Lien (other than the Security Interests and Permitted Liens) on any Collateral except that, subject to the rights of the U.S. Collateral Agent and the Finance Parties hereunder if a Default or an Event of Default shall have occurred and be continuing, such U.S. Credit Party may sell, lease, exchange, license, assign or otherwise dispose of, or grant options with respect to, Collateral to the extent expressly permitted by the Credit Agreement, whereupon, in the case of any such disposition, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition) shall cease immediately without any further action on the part of the U.S. Collateral Agent.

          SECTION 4.11 INSURANCE. Prior to the Closing Date, such U.S. Credit Party will cause the U.S. Collateral Agent (together with the Canadian Collateral Agent) to be named as an insured party and loss payee, effective at all times on and after the Closing Date, on each insurance policy covering risks relating to any of its Inventory and Equipment. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the U.S. Collateral Agent and the Finance Parties, provide for coverage to the U.S. Collateral Agent for the benefit of the Finance Parties regardless of the breach by such U.S. Credit Party of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of $5,000,000 per claim shall be adjusted with and payable to the U.S. Collateral Agent (for payment to the relevant Administrative Agent for application as required by SECTION 2.10(b), (c) or 6.06(b) of the Credit Agreement, if then in effect, or otherwise as contemplated by the other Finance Documents) and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days after receipt by the U.S. Collateral Agent of notice thereof. Such U.S. Credit Party hereby appoints the U.S. Collateral Agent as its attorney-in-fact, effective during the continuance of an Event of Default, to make proof of loss, claims for

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insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies.

          Such U.S. Credit Party assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such U.S. Credit Party to pay the Finance Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such U.S. Credit Party.

          SECTION 4.12 INFORMATION REGARDING COLLATERAL. Such U.S. Credit Party will, promptly upon request, provide to the U.S. Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the U.S. Collateral Agent to enforce the provisions of this Agreement.

          SECTION 4.13      COVENANTS REGARDING INTELLECTUAL PROPERTY.

          (a) Such U.S. Credit Party (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number or indication that a Patent is pending as required by the patent laws, unless such U.S. Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the U.S. Collateral Agent) that any of the Patent is of negligible economic value to such U.S. Credit Party.

          (b) Such U.S. Credit Party (either itself or, if permitted by Law, through its licensees or its sublicensees) will, for each Trademark that is in use, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity from non-use, material alteration, naked licensing or genericide, unless such U.S. Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the U.S. Collateral Agent) that any of the Trademarks is of negligible economic value to such U.S. Credit Party, (ii) maintain the quality of products and services offered under such Trademark in a manner substantially consistent with or better than the quality of such products and services as of the date hereof,
(iii) display such Trademark with proper notice consistent with past practices, including notice of federal registration, (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights, (v) not permit any assignment in gross of such Trademark, unless such U.S. Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the U.S. Collateral Agent) that any of the Trademarks is of negligible economic value to such U.S. Credit Party and (vi) allow the U.S. Collateral Agent and its designees the right, at any time and from time to time, to inspect such U.S. Credit Party's premises and to examine and observe such U.S. Credit Party's books, records and operations, including, without limitation, its quality control processes, upon reasonable notice and at such reasonable times and as often as may be reasonably requested.

          (c) Such U.S. Credit Party (either itself or through licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of its business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice.

          (d) Such U.S. Credit Party shall promptly notify the U.S. Collateral Agent if a Responsible Officer (or, including without limitation, general counsel or equivalent) knows or has reason to know that any Patent, Trademark or Copyright (or any application or registration relating thereto) may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such U.S. Credit Party's ownership of any Patent, Trademark, Copyright or Software, its right to register

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the same or to keep, use or maintain the same unless such U.S. Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the U.S. Collateral Agent) that any of the Patents, Trademarks and Copyrights is of negligible economic value to such U.S. Credit Party.

          (e) Unless such U.S. Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the U.S. Collateral Agent) that any of the Patents, Trademarks and Copyrights is of negligible economic value to such U.S. Credit Party, such U.S. Credit Party will take all necessary steps to file, maintain and pursue each application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to preserve and maintain all common law rights in any Trademarks and each registration of the Patents, Trademarks and Copyrights, including filing and paying fees for applications for renewal, reissues, divisions, continuations, continuations-in-part, affidavits of use, affidavits of incontestability and maintenance, and, unless such U.S. Credit Party shall reasonably determine that any such action would be of negligible economic value, to initiate opposition, interference, reexamination and cancellation proceedings against third parties that conflict with a Patent, Trademark or Copyright.

          (f) If any rights to any Patent, Trademark, Copyright, Software or License relating thereto is believed infringed, misappropriated, breached or diluted by a third party, such U.S. Credit Party shall notify the U.S. Collateral Agent promptly after a Responsible Officer (or, including without limitation, general counsel or equivalent) obtains knowledge thereof and shall, unless such U.S. Credit Party shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement, misappropriation, breach or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such U.S. Credit Party shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark, Copyright, Software or License unless such U.S. Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the U.S. Collateral Agent) that any of the Patents, Trademarks and Copyrights is of negligible economic value to such U.S. Credit Party.

          (g) Within 45 days after the end of each fiscal quarter of the Parent Borrower, each U.S. Credit Party will (i) inform the U.S. Collateral Agent of all applications for Patents, Trademarks or Copyrights filed during such fiscal quarter by such U.S. Credit Party or by any agent, employee, licensee or delegate on its behalf with the United States Patent and Trademark Office or the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof and (ii) upon request of the U.S. Collateral Agent, execute any and all agreements, instruments, documents and papers as the U.S. Collateral Agent may reasonably request to evidence the Security Interests in such application, any resulting Patent, Trademark or Copyright and the goodwill or accounts and general intangibles of such U.S. Credit Party relating thereto or represented thereby, and such U.S. Credit Party hereby appoints the U.S. Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes.

          (h) As to all material Licenses (excluding non-exclusive Licenses of Software) entered into after the date hereof with any third party licensor, such U.S. Credit Party will use commercially reasonable and good faith efforts to obtain all requisite consents or approvals by the licensor to effect the assignment of all of such U.S. Credit Party's right, title and interest thereunder to the U.S. Collateral Agent or its designee and to effect the sub-license contemplated under SECTION 5.02(c) upon and during the continuance of an Event of Default, and such U.S. Credit Party shall provide immediate written notice to the U.S. Collateral Agent upon failure to obtain any such consent or approval.

          (i) Such U.S. Credit Party has taken, and shall take all actions (and cause all other Persons, including licensees, to the extent such other Persons are subject to its control) which are

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necessary or advisable to protect, preserve and confirm the validity, priority, perfection or enforcement of the rights granted to the U.S. Collateral Agent under this Agreement and (iii) give the U.S. Collateral Agent prompt written notice in accordance with 4.13(g) above, if, after the date hereof, such U.S. Credit Party shall obtain rights to any Trademarks, Patents or Copyrights, or enter into any new license agreements regarding any of the foregoing, and such U.S. Credit Party hereby agrees that the provisions of this Agreement shall automatically apply thereto. Such U.S. Credit Party will use commercially reasonable efforts so as not to permit the inclusion in any material contract or agreement governing or relating to any Trademarks, Patents or Copyrights obtained after the date hereof or any license agreements entered into after the date hereof relating to any of the foregoing of any provisions that could or might in any way prevent or materially impair the creation of a security interest in, or the assignment of, such U.S. Credit Party's rights and interests therein. Such U.S. Credit Party will execute any and all agreements, instruments, documents and papers as the U.S. Collateral Agent may request to evidence the Security Interests in any Patent, Trademark or Copyright (or application therefor) and the goodwill or accounts and general intangibles of such U.S. Credit Party relating thereto or represented thereby, and such U.S. Credit Party hereby appoints the U.S. Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes.

          SECTION 4.14 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. No U.S. Credit Party shall establish after the date hereof or permit to exist any Deposit Account (except for Exempt Deposit Accounts and Individual Store Accounts) or any Securities Account (except any such account maintained with the U.S. Collateral Agent or constituting Collateral Accounts) without promptly delivering to the U.S. Collateral Agent a fully executed Account Control Agreement with respect to such account. Subject to SECTION 2.04(b) hereof and the rights of the U.S. Collateral Agent under ARTICLE V hereof, each U.S. Credit Party shall cause all Proceeds of Collateral hereunder to be deposited in a Deposit Account maintained with the U.S. Collateral Agent or with respect to which an effective Account Control Agreement has been delivered to the U.S. Collateral Agent. No U.S. Credit Party shall permit the aggregate amount of overnight funds on deposit in all Exempt Deposit Accounts and Individual Store Accounts to exceed $5,000,000.

          SECTION 4.15 ELECTRONIC CHATTEL PAPER. Such U.S. Credit Party shall create, store and otherwise maintain all records comprising electronic Chattel Paper in a manner such that: (i) a single authoritative copy of each such record exists which is unique, identifiable and, except as provided in CLAUSES (iv), (v) AND (vi) below, unalterable, (ii) the authoritative copy of each such record shall identify the U.S. Collateral Agent as the assignee thereof, (iii) the authoritative copy of each such record is communicated to and maintained by the U.S. Collateral Agent or its designee, (iv) copies or revisions that add or change any assignees of such record can be made only with the participation of the U.S. Collateral Agent, (v) each copy (other than the authoritative copy) of such record is readily identifiable as a copy and (vi) any revision of the authoritative copy of such record is readily identifiable as an authorized or unauthorized revision.

          SECTION 4.16 CLAIMS. In the event any Claim in excess of $3,000,000, or the U.S. Dollar Equivalent of such amount, arises or otherwise becomes known after the date hereof, the applicable U.S. Credit Party will deliver to the U.S. Collateral Agent a supplement to SCHEDULE 1.01 hereto describing such Claim and expressly subjecting such Claim, all Judgments and/or Settlements with respect thereto and all Proceeds thereof to the Security Interests hereunder.

          SECTION 4.17 LETTER-OF-CREDIT-RIGHTS. If any Letter-of-Credit Rights are hereafter acquired by any U.S. Credit Party with a face value exceeding $750,000, the applicable U.S. Credit Party will deliver or cause to be delivered to the U.S. Collateral Agent a fully executed consent with respect thereto substantially in the form of EXHIBIT E hereto or in such other form as shall be reasonably acceptable to the U.S. Collateral Agent.

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          SECTION 4.18      MODIFICATION OF ASSIGNED AGREEMENTS, ETC. Such U.S.
Credit Party will not, except with the consent of the relevant Administrative Agent, cancel or terminate any Assigned Agreement, waive any material default under or breach of any Assigned Agreement, compromise or settle any material dispute, Claim, suit or legal proceeding relating to any Assigned Agreement, sell or assign any Assigned Agreement or interest therein, consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein, or take any other action in connection with any Assigned Agreement which would impair the value of the interests or rights of such U.S. Credit Party thereunder or which would materially impair the interests or rights of the U.S. Collateral Agent under this Agreement, except that, unless the U.S. Collateral Agent shall have notified such U.S. Credit Party upon the occurrence of a Default or an Event of Default that this exception is no longer applicable, such U.S. Credit Party may modify, make adjustments with respect to, extend or renew any Assigned Agreements in the ordinary course of business.

                                    ARTICLE V
                           GENERAL AUTHORITY; REMEDIES

          SECTION 5.01 GENERAL AUTHORITY. Each U.S. Credit Party hereby irrevocably appoints the U.S. Collateral Agent and any officer or agent duly appointed by the U.S. Collateral Agent as its true and lawful attorney-in-fact, with full power of substitution, in the name of such U.S. Credit Party, the U.S. Collateral Agent, the Finance Parties or otherwise, for the sole use and benefit of the U.S. Collateral Agent and the Finance Parties, but at such U.S. Credit Party's expense, to the extent permitted by Law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Finance Obligations are paid in full and until there is no commitment by any Finance Parties to make further advances, incur obligations or otherwise give value:

                  (i) to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement;

                  (ii) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable Instruments taken or received by such U.S. Credit Party as, or in connection with, Collateral;

                  (iii) to accelerate any Receivable which may be accelerated in accordance with its terms, and to otherwise demand, sue for, collect, receive and give acquittance for any and all monies due or to become due on or by virtue of any Collateral;

                  (iv) to commence, settle, compromise, compound, prosecute, defend or adjust any Claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

                  (v) to sell, transfer, assign or otherwise deal in or with the Collateral or the Proceeds or avails thereof, including, without limitation, for the implementation of any assignment, lease, License, sublicense, grant of option, sale or other disposition of any Patent, Trademark, Copyright or Software or any action related thereto, as fully and effectually as if the U.S. Collateral Agent were the absolute owner thereof;

                  (vi) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with respect thereto; and

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                  (vii)     to do, at its option, but at the expense of such
     U.S. Credit Party, at any time or from time to time, all acts and things which the U.S. Collateral Agent reasonably deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

          SECTION 5.02      REMEDIES UPON EVENT OF DEFAULT.

          (a) If any Event of Default has occurred and is continuing, the U.S. Collateral Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Finance Obligations: (i) exercise on behalf of the Finance Parties all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition,
(ii) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of Law) to or upon any U.S. Credit Party or any other Person (all of which demands and/or notices are hereby waived by each U.S. Credit Party), (A) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in SECTION 5.04, (B) give notice and take sole possession and control of all amounts on deposit in or credited to any Deposit Account or Securities Account pursuant to the related Account Control Agreement and apply all such funds as specified in SECTION 5.04 and (C) if there shall be no such cash, Liquid Investments or other amounts or if such cash, Liquid Investments and other amounts shall be insufficient to pay all the Finance Obligations in full or cannot be so applied for any reason or if the U.S. Collateral Agent determines to do so, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the U.S. Collateral Agent or elsewhere in such manner as is commercially reasonable and as the U.S. Collateral Agent may deem best, for cash, on credit or for future delivery, without assumption of any credit risk and at such price or prices as the U.S. Collateral Agent may deem satisfactory.

          (b) The U.S. Collateral Agent shall give each U.S. Credit Party not less than 10 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-613 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to
Section 9-611(c) of the UCC; PROVIDED that, if the U.S. Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC. The U.S. Collateral Agent and each U.S. Credit Party agree that such notice constitutes reasonable notification within the meaning of Section 9-611 of the UCC. Except as otherwise provided herein, each U.S. Credit Party hereby waives, to the extent permitted by applicable Law, notice and judicial hearing in connection with the U.S. Collateral Agent's taking possession or disposition of any of the Collateral.

          (c) The U.S. Collateral Agent or any Finance Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each U.S. Credit Party will execute and deliver such documents and take such other action as the U.S. Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with Law. Upon any such sale, the U.S. Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the U.S. Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral

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may be sold in one lot as an entirety or in separate parcels, as the U.S.
Collateral Agent may determine. The U.S. Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The U.S. Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the U.S. Collateral Agent until the selling price is paid by the purchaser thereof, but the U.S. Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.

          (d) For the purpose of enforcing any and all rights and remedies under this Agreement, the U.S. Collateral Agent may, if any Event of Default has occurred and is continuing, (i) require each U.S. Credit Party to, and each U.S. Credit Party agrees that it will, at its expense and upon the request of the U.S. Collateral Agent, forthwith assemble, store and keep all or any part of the Collateral as directed by the U.S. Collateral Agent and make it available at a place designated by the U.S. Collateral Agent which is, in the U.S. Collateral Agent's opinion, reasonably convenient to the U.S. Collateral Agent and such U.S. Credit Party, whether at the premises of such U.S. Credit Party or otherwise, it being understood that such U.S. Credit Party's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the U.S. Collateral Agent shall be entitled to a decree requiring specific performance by such U.S. Credit Party of such obligation; (ii) to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to any U.S. Credit Party, seize and remove such Collateral from such premises; (iii) have access to and use such U.S. Credit Party's books and records relating to the Collateral; and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such U.S. Credit Party, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the U.S. Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Intellectual Property or technical process used by such U.S. Credit Party. The U.S. Collateral Agent may also render any or all of the Collateral unusable at any U.S. Credit Party's premises and may dispose of such Collateral on such premises without liability for rent or costs.

          (e) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

                  (i) the U.S. Collateral Agent may, subject to the express terms of any valid and enforceable restriction in favor of a Person who is not a Group Company that prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents, Trademarks or Copyrights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the U.S. Collateral Agent shall determine subject to the requirements of the UCC in respect thereof;

                  (ii) the U.S. Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any Licensee or sublicensee all rights and remedies of any U.S. Credit Party in, to and under any License and take or refrain from taking any action under any provision thereof, and each U.S. Credit Party hereby releases the U.S. Collateral Agent and each of the Finance Parties from, and agrees to hold the U.S. Collateral Agent and each of the Finance Parties

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     free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto;

                  (iii) upon request by the U.S. Collateral Agent, each U.S. Credit Party will use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor or sublicensor of each License to effect the assignment of all of such U.S. Credit Party's right, title and interest thereunder to the U.S. Collateral Agent or its designee and will execute and deliver to the U.S. Collateral Agent a power of attorney, in form and substance reasonably satisfactory to the U.S. Collateral Agent, for the implementation of any lease, assignment, License, sublicense, grant of option, sale or other disposition of a Patent, Trademark or Copyright; and

                  (iv) the U.S. Collateral Agent may direct each U.S. Credit Party to refrain, in which event each such U.S. Credit Party shall refrain, from using or practicing any Trademark, Patent or Copyright in any manner whatsoever, directly or indirectly, and shall, if requested by the U.S. Collateral Agent, change such U.S. Credit Party's name to eliminate therefrom any use of any Trademark and will execute such other and further documents as the U.S. Collateral Agent may request to further confirm this change and transfer ownership of the Trademarks, Patents, Copyrights and registrations and any pending applications therefor to the U.S. Collateral Agent.

          (f) In the event of any disposition following the occurrence and during the continuance of any Event of Default of any Patent, Trademark or Copyright pursuant to this Article V, each U.S. Credit Party shall supply its know-how and expertise relating to the manufacture and sale of the products or services bearing Trademarks or the products, services or works made or rendered in connection with or under Patents, Trademarks or Copyrights, and its customer lists and other records relating to such Patents, Trademarks or Copyrights and to the distribution of said products, services or works, to the U.S. Collateral Agent.

          (g) If any Event of Default has occurred and is continuing, the U.S. Collateral Agent, instead of exercising the power of sale conferred upon it pursuant to this SECTION 5.02, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, and may in addition institute and maintain such suits and proceedings as the U.S. Collateral Agent may deem appropriate to protect and enforce the rights vested in it by this Agreement.

          (h) If any Event of Default has occurred and is continuing, the U.S. Collateral Agent shall, to the extent permitted by applicable Law, without notice to any U.S. Credit Party or any party claiming through any U.S. Credit Party, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Finance Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the U.S. Collateral Agent) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the U.S. Collateral Agent and the Finance Parties, and each U.S. Credit Party irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

          (i) Each U.S. Credit Party agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption Law, or any Law permitting it to direct the order in

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which the Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and each U.S. Credit Party hereby waives all benefit or advantage of all such Laws. Each U.S. Credit Party covenants that it will not hinder, delay or impede the execution of any power granted to the U.S. Collateral Agent, the Administrative Agents or any other Finance Party in any Finance Document.

          (j) Each U.S. Credit Party, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

          (k) Each U.S. Credit Party waives, to the extent permitted by Law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder or in the other Finance Documents) in connection with this Agreement and any action taken by the U.S. Collateral Agent with respect to the Collateral.

          SECTION 5.03 LIMITATION ON DUTY OF U.S. COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, neither the U.S. Collateral Agent nor the Finance Parties shall have any duty to exercise any rights or take any steps to preserve the rights of any U.S. Credit Party in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the U.S. Collateral Agent or any Finance Party be liable to any U.S. Credit Party or any other Person for failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. Each U.S. Credit Party agrees that the U.S. Collateral Agent shall at no time be required to, nor shall the U.S. Collateral Agent be liable to any U.S. Credit Party for any failure to, account separately to any U.S. Credit Party for amounts received or applied by the U.S. Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Agreement. Without limiting the foregoing, the U.S. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the U.S. Collateral Agent accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the U.S. Collateral Agent in good faith.

          SECTION 5.04      APPLICATION OF PROCEEDS.

          (a) PRIORITY OF DISTRIBUTIONS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied as provided in SECTION 8.03 of the Credit Agreement. The U.S. Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          (b) DISTRIBUTIONS WITH RESPECT TO LETTERS OF CREDIT AND BANKERS' ACCEPTANCES. Each of the U.S. Credit Parties and the Finance Parties agrees and acknowledges that if (after all outstanding Loans, LC obligations and BA Reimbursement Obligations have been paid in full) the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) or Bankers' Acceptances issued under the Credit Agreement, such amounts shall be deposited in the applicable LC Cash Collateral Account (in the case of Letters of Credit), or the relevant cash collateral account established pursuant to SECTION 2.06(k) of the Credit Agreement (the "BA CASH COLLATERAL ACCOUNT") (in the case of Bankers' Acceptances), as cash security for the repayment of Finance

Obligations owing to the Lenders as such. Upon termination of all outstanding Letters of Credit and Bankers' Acceptances, all of such cash security shall be applied to the remaining Finance Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the U.S. Collateral Agent or by the Canadian Collateral Agent, as the case may be, from the U.S. LC Cash Collateral Account or the Canadian LC Cash Collateral Account, respectively, or by the Canadian Collateral Agent from the BA Cash Collateral Account, and distributed in accordance with SECTION 5.04(a) hereof.

          (c) RELIANCE BY U.S. COLLATERAL AGENT. For purposes of applying payments received in accordance with this SECTION 5.04, the U.S. Collateral Agent shall be entitled to rely upon (i) the relevant Administrative Agent under the Credit Agreement and (ii) the authorized representative (the "REPRESENTATIVE") for the Derivatives Creditors for a determination (which the relevant Administrative Agent, each Representative for any Derivatives Creditor and the Finance Parties agree (or shall agree) to provide upon request of the U.S. Collateral Agent) of the outstanding Senior Obligations and Derivatives Obligations owed to the Finance Parties, and shall have no liability to any U.S. Credit Party or any other Finance Party for actions taken in reliance on such information except in the case of its gross negligence or willful misconduct. Unless it has actual knowledge (including by way of written notice from a Derivatives Creditor) to the contrary, the U.S. Collateral Agent, in acting hereunder, shall be entitled to assume that no Derivatives Agreements are in existence. All distributions made by the U.S. Collateral Agent pursuant to this Section shall be presumptively correct (except in the event of manifest error), and the U.S. Collateral Agent shall have no duty to inquire as to the application by the Finance Parties of any amounts distributed to them.

          (d) DEFICIENCIES. It is understood that the U.S. Credit Parties shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Finance Obligations.

          SECTION 5.05 ASSIGNED AGREEMENTS. Each U.S. Credit Party hereby irrevocably authorizes and empowers the U.S. Collateral Agent, in the U.S. Collateral Agent's sole discretion, if an Event of Default has occurred and is continuing, to assert, either directly or on behalf of such U.S. Credit Party, any claims such U.S. Credit Party may have from time to time against any other party to any Assigned Agreement or to otherwise exercise any right or remedy of such U.S. Credit Party under any Assigned Agreement (including without limitation, the right to enforce directly against any party to an Assigned Agreement all of such U.S. Credit Party's rights thereunder, to make all demands and give all notices and make all requests required or permitted to be made by such U.S. Credit Party under any Assigned Agreements) as the U.S. Collateral Agent may deem proper. Each U.S. Credit Party hereby irrevocably makes, constitutes and appoints the U.S. Collateral Agent (and all officers, employees or agents designated by the U.S. Collateral Agent) as such U.S. Credit Party's true and lawful attorney-in-fact for the purpose of enabling the U.S. Collateral Agent to assert and collect such claims and to exercise such rights and remedies.

                                   ARTICLE VI
                                COLLATERAL AGENT

          SECTION 6.01 CONCERNING THE U.S. COLLATERAL AGENT. The provisions of ARTICLE IX of the Credit Agreement shall inure to the benefit of the U.S. Collateral Agent in respect of this Agreement and shall be binding upon all U.S. Credit Parties and all Finance Parties and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the U.S. Collateral Agent therein set forth:

                  (i) The U.S. Collateral Agent is authorized to take all such actions as are provided to be taken by it as U.S. Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the U.S. Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions or provisions, in accordance with its discretion.

                  (ii) The U.S. Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The U.S. Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any U.S. Credit Party.

          SECTION 6.02 APPOINTMENT OF CO-AGENT. At any time or times, in order to comply with any legal requirement in any jurisdiction, the U.S. Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the U.S. Collateral Agent, or to act as separate agent or agents on behalf of the Finance Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the U.S. Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of SECTION 6.01).

                                   ARTICLE VII
                                  MISCELLANEOUS

          SECTION 7.01 NOTICES. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to SUBSECTION (b) below) electronic mail address specified for notices: (i) in the case of any Subsidiary Guarantor, as set forth in SECTION 5.01 of the Guaranty; (ii) in the case of the Borrowers, the Administrative Agents or any Lender, as specified in or pursuant to SECTION
10.01 of the Credit Agreement; (iii) in the case of the U.S. Collateral Agent, as set forth in the signature pages hereto; (iv) in the case of any Derivatives Creditor as set forth in any applicable Derivatives Agreement; or (v) in the case of any party, at such other address as shall be designated by such party in a notice to the U.S. Collateral Agent and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (b) below), when delivered. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the validity of notice given in accordance with this Section.

          (b) Except as expressly provided herein or as may be agreed by the Administrative Agents in their sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Finance Documents for execution by the parties thereto, to distribute executed Finance Documents in Adobe PDF format and may not be used for any other purpose.

          SECTION 7.02 NO WAIVERS; NON-EXCLUSIVE REMEDIES. No failure or delay on the part of the U.S. Collateral Agent or any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Finance Document or any other document or agreement contemplated hereby or thereby and no course of dealing between the U.S. Collateral Agent or any Finance Party and any of the U.S. Credit Parties shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder or under any Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the other Finance Documents are cumulative and are not exclusive of any other remedies provided by Law. Without limiting the foregoing, nothing in this Agreement shall impair the right of any Finance Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any U.S. Credit Party other than its indebtedness under the Finance Documents. Each U.S. Credit Party agrees, to the fullest extent it may effectively do so under applicable Law, that any holder of a participation in a Finance Obligation, whether or not acquired pursuant to the terms of any applicable Finance Document, may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the U.S. Credit Party in the amount of such participation.

          SECTION 7.03 COMPENSATION AND EXPENSES OF THE U.S. COLLATERAL AGENT; INDEMNIFICATION.

          (a) EXPENSES. The U.S. Credit Parties, jointly and severally, agree (i) to pay or reimburse the U.S. Collateral Agent for all out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated hereby are consummated), and the consummation of the transactions contemplated hereby, including all fees, disbursements and other charges of Fried, Frank, Harris, Shriver & Jacobson LLP, the U.S. counsel for the U.S. Collateral Agent and McCarthy Tetrault LLP, the Canadian counsel for the U.S. Collateral Agent, (ii) to pay or reimburse the U.S. Collateral Agent and the other Finance Parties for all taxes which the U.S. Collateral Agent or any Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes) or to free any of the Collateral from the lien thereof and (iii) to pay or reimburse each Agent, any Representative of one or more Derivatives Creditors and each other Finance Party for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights and remedies under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Finance Obligations and during any legal proceeding, including any proceeding under any bankruptcy or insolvency proceeding), including all reasonable fees and disbursements of counsel (including the allocated charges of internal counsel). The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by any Agent and the costs of independent public accountants and other outside experts retained by or on behalf of the Agents and the Finance Parties. The agreements in this SECTION 7.03(a) shall survive the termination of the Commitments and Derivatives Agreements and repayment of all Finance Obligations.

          (b) PROTECTION OF COLLATERAL. If any U.S. Credit Party fails to comply with the provisions of any Finance Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the U.S. Collateral Agent may, but shall not be required to, effect such compliance on behalf of such U.S. Credit Party, and the U.S. Credit Parties shall reimburse the U.S. Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral (as permitted by the Credit Agreement), or in respect of the sale or other disposition thereof shall be borne and paid by the U.S. Credit Parties. If any U.S. Credit Party fails to promptly pay any portion thereof when due, the U.S. Collateral Agent may, at its option, but shall not be required to, pay the same and charge the U.S. Credit Parties' account therefor, and the U.S. Credit Parties agree to reimburse the U.S. Collateral Agent therefor on demand. All sums so paid or incurred by the U.S. Collateral Agent for any of the foregoing and any and all other sums for which any U.S. Credit Party may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the U.S. Collateral Agent or any Finance Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to U.S. Revolving Base Rate Loans plus 2%, be additional Finance Obligations hereunder.

          (c) INDEMNIFICATION. Whether or not the transactions contemplated hereby or by the other Finance Documents are consummated, each U.S. Credit Party, jointly and severally, agrees to indemnify, save and hold harmless each Indemnitee from and against: (i) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Finance Obligations and the resignation or removal of any Agent or Representative or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or in any way relating to or arising out of the manufacture, ownership, ordering, purchasing, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the Laws of any country, state or other Governmental Authority, or any tort (including, without limitation, any claims, arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage) or contract claim; (ii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in CLAUSE (i) above; and (iii) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including fees and disbursements of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action or cause of action or proceeding, in all cases, and whether or not an Indemnitee is a party to such claim, demand, action or cause of action, or proceeding; PROVIDED that no Indemnitee shall be entitled to indemnification for any claim to the extent such claim is determined by a court of competent jurisdiction in a final non-appealable judgment to have been caused by its own gross negligence or willful misconduct; and PROVIDED FURTHER that the U.S. Credit Parties shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to up to one local counsel in each applicable local jurisdiction) for all Indemnities unless, in the written opinion of outside counsel reasonably satisfactory to the U.S. Credit Parties and the U.S. Collateral Agent, representation of all such Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest. In the case of an investigation, litigation or other proceeding to which the indemnity in this SECTION 7.03(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any U.S. Credit Party, its directors, shareholders or creditors or an Indemnitee or any other Person or any Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Without prejudice to the survival of any other agreement of the U.S. Credit Parties hereunder and under the other Finance Documents, the agreements and obligations of the U.S. Credit Parties contained in this SECTION 7.03(b) shall survive the repayment of the Loans, LC Obligations, BA Reimbursement Obligations and other obligations under the Finance Documents and the termination of the Commitments. Any amounts paid by any Indemnitee as to which such Indemnitee has a right to reimbursement hereunder shall constitute Finance Obligations.

          (d) CONTRIBUTION. If and to the extent that the obligations of any U.S. Credit Party under this SECTION 7.03 are unenforceable for any reason, each U.S. Credit Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

          SECTION 7.04 ENFORCEMENT. The Finance Parties agree that this Agreement may be enforced only by the action of the U.S. Collateral Agent, acting upon the instructions of the Required Lenders (or, after the date on which all Senior Obligations have been paid in full and all Commitments with respect thereto terminated, the holders of at least 51% of the outstanding Derivatives Obligations) and that no other Finance Party shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the U.S. Collateral Agent or the holders of at least 51% of the outstanding Derivatives Obligations, as the case may be, for the benefit of the Finance Parties upon the terms of this Agreement and the other Finance Documents.

          SECTION 7.05 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by each U.S. Credit Party directly affected by such amendment, change, discharge, termination or waiver (it being understood that the addition or release of any U.S. Credit Party hereunder shall not constitute an amendment, change, discharge, termination or waiver affecting any U.S. Credit Party other than the U.S. Credit Party so added or released and it being further understood and agreed that any supplement to SCHEDULE 1.01 delivered pursuant to SECTION 4.16 shall not require the consent of any U.S. Credit Party) and either (i) the U.S. Collateral Agent (with the consent of the Required Lenders or, to the extent required by SECTION
10.06 of the Credit Agreement, all or other required percentage of the Lenders) , at all times prior to the time on which all Finance Obligations have been paid in full and all Commitments with respect thereto have been terminated or (ii) the holders of at least 51% of all Derivatives Obligations then outstanding, at all times after the time at which the Finance Obligations have been paid in full and all Commitments with respect thereto have been terminated; PROVIDED, HOWEVER, that no such amendment, change, discharge, termination or waiver shall be made to SECTION 5.04 hereof or this SECTION 7.05 without the consent of each Finance Party adversely affected thereby; and PROVIDED further that any amendment, change, discharge, termination or waiver adversely affecting the rights and benefits of a single Class of Finance Parties (and not all Finance Parties in a like or similar manner) shall require the written consent of the Required Finance Parties of such Class of Finance Parties. For the purposes of this SECTION 7.05, the term "CLASS" means each class of Finance Parties, i.e., whether (x) the Lenders, as holders of the Senior Obligations or (y) the Derivatives Creditors, as holders of the Derivatives Obligations. For the purposes of this SECTION 7.05, the term "REQUIRED FINANCE PARTIES" of any Class means each of (x) with respect to the Senior Obligations, the Required Lenders (as defined in the Senior Credit Agreement), (y) with respect to the Derivatives Obligations, the holders of 51% of all Derivatives Obligations outstanding from time to time.

          SECTION 7.06 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the U.S. Collateral Agent and the Finance Parties and their respective successors and assigns. In the event of an assignment of all or any of the Finance Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. No U.S. Credit Party shall assign or delegate any of its rights and duties hereunder without the prior written consent of the Required Lenders or all of the Lenders as provided in Section
10.03 of the Credit Agreement.

          SECTION 7.07 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL

OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTIONS OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTIONS.

          SECTION 7.08      LIMITATION OF LAW; SEVERABILITY.

                  (i) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

                  (ii) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the U.S. Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          SECTION 7.09 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each U.S. Credit Party when the U.S. Collateral Agent shall receive counterparts hereof executed by itself and such U.S. Credit Party. provided that, for greater certainty, this Agreement shall become effective with respect to each of Eckerd Corporation, Eckerd Fleet, Inc., EDC Drug Stores, Inc., EDC Licensing, Inc. Genovese Drug Stores, Inc., Thrift Drug Inc. and Thrift Drug Services, Inc., notwithstanding the fact that such Credit Parties shall be deemed to have executed the counterpart of this Agreement at 11:59 p.m. on July 31, 2004, upon consummation of the Acquisition.

          SECTION 7.10 ADDITIONAL U.S. CREDIT PARTIES. It is understood and agreed that any Affiliate of any Borrower that is required by any Finance Document to execute a counterpart of this Agreement after the date hereof shall automatically become a U.S. Credit Party hereunder with the same force and effect as if originally named as a U.S. Credit Party hereunder by executing an instrument of accession or joinder satisfactory in form and substance to the U.S. Collateral Agent and delivering the same to the U.S. Collateral Agent. Concurrently with the execution and delivery of such instrument, such Affiliate shall take all such actions and deliver to the U.S. Collateral Agent all such documents and agreements as such Affiliate would have been required to deliver to the U.S. Collateral Agent on or prior to the date of this Agreement had such Affiliate been a party hereto on the date of this Agreement. Such additional materials shall include, among other things, supplements to SCHEDULES 1.01, 3.06 and 4.01 hereto (which Schedules shall thereupon automatically be amended and supplemented to include all information contained in such supplements) such that, after giving effect to the joinder of such Affiliate, each of SCHEDULES 1.01, 3.06 and 4.01 hereto is true, complete and correct with respect to such Affiliate as of the effective date of such joinder. The execution and delivery of any such instrument of accession or joinder, and the amendment and supplementation of the Schedules hereto as provided in the immediately preceding sentence, shall not require the consent of any other U.S. Credit Party hereunder. The rights and obligations of each U.S. Credit Party hereunder shall remain in full force and effect notwithstanding the addition of any new U.S. Credit Party as a party to this Agreement.

          SECTION 7.11 TERMINATION. Upon the full, final and irrevocable payment and performance of all Finance Obligations, the cancellation or expiration of all outstanding LC Obligations, BA Reimbursement Obligations and Derivatives Agreements and the termination of all Commitments under the Finance Documents, the Security Interests shall terminate and all rights to the Collateral shall revert to the U.S. Credit Parties. In addition, at any time and from time to time prior to such termination of the Security Interests, the U.S. Collateral Agent may release any of the Collateral with the prior written consent of the Required Lenders; PROVIDED that the release of all or substantially all of the Collateral shall require the consent of all of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the U.S. Collateral Agent will, upon request by and at the expense of any U.S. Credit Party, execute and deliver to such U.S. Credit Party such documents as such U.S. Credit Party shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the U.S. Collateral Agent or the Finance Parties. The U.S. Collateral Agent shall have no liability whatsoever to any Finance Party as a result of any release of Collateral by it as permitted by this SECTION 7.11. Upon any release of Collateral pursuant to this SECTION 7.11, none of the Finance Parties shall have any continuing right or interest in such Collateral or the Proceeds thereof.

          SECTION 7.12 ENTIRE AGREEMENT. This Agreement and the other Finance Documents and, in the case of the Derivatives Creditors, the Derivatives Agreements, constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

          SECTION 7.13      CONFLICT.

          (a) To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control.

          (b) The U.S. Credit Parties acknowledge that the Borrowers are, concurrent with this Agreement, entering into the PPSA Security Agreement and the Quebec Hypothec (together, the "CANADIAN SECURITY DOCUMENTS"); and the U.S. Credit Parties further acknowledge and agree that, to the extent performance is required under the Canadian Security Documents by a U.S. Credit Party and such performance prevents such U.S. Credit Party from performing its obligations under this Agreement, such U.S. Credit Party, to the extent its performance under the Canadian Security Documents is duly performed, shall be deemed to have performed under this Agreement.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


U.S. CREDIT PARTIES:                    THE JEAN COUTU GROUP (PJC) INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


PJC ARLINGTON REALTY LLC                  BROOKS PHARMACY, INC.
PJC DORCHESTER REALTY LLC                 ECKERD CORPORATION
PJC ESSEX REALTY LLC                      ECKERD FLEET, INC.
PJC HAVERHILL REALTY LLC                  EDC DRUG STORES, INC.
PJC HYDE PARK REALTY LLC                  EDC LICENSING, INC.
PJC MANCHESTER REALTY LLC                 GENOVESE DRUG STORES, INC.
PJC MANSFIELD REALTY LLC                  JCG HOLDINGS (USA), INC.
PJC NEW LONDON REALTY LLC                 JEAN COUTU ACQUISITION ONE, INC.
PJC NORWICH REALTY LLC                    JEAN COUTU ACQUISITION TWO, INC.
PJC PETERBOROUGH REALTY LLC               JEAN COUTU ACQUISITION THREE, INC.
PJC PROVIDENCE REALTY LLC                 MAXI DRUG NORTH, INC.
PJC REVERE REALTY LLC                     MAXI DRUG, INC.
                                          MAXI GREEN INC.
                                          MC WOONSOCKET, INC.
By: PJC SPECIAL  REALTY  HOLDINGS,        P.J.C. DISTRIBUTION, INC.
INC.,  a Delaware corporation, as         P.J.C. OF VERMONT INC.
Sole Member of each                       P.J.C. REALTY CO., INC.
                                          PJC LEASE HOLDINGS, INC.
                                          PJC OF CRANSTON, INC.
                                          PJC OF EAST PROVIDENCE, INC.
By:                                       PJC OF MASSACHUSETTS, INC.
                                          PJC OF RHODE ISLAND, INC.
----------------------------------        PJC OF WEST WARWICK, INC.
    Michel Coutu, as President            PJC REALTY MA, INC.
                                          PJC SPECIAL REALTY HOLDINGS, INC.
                                          THE JEAN COUTU GROUP (PJC) USA, INC.
                                          THRIFT DRUG, INC.
                                          THRIFT DRUG SERVICES, INC.



                                          By:
                                             -----------------------------------
                                              Michel Coutu, as President of each


[Signature page to
U.S. Security Agreement]

                                        MAXI DRUG SOUTH, L.P.

                                        By: MAXI DRUG, INC., a Delaware
                                            corporation, its General Partner


                                            By:
                                               ---------------------------------
                                                Michel Coutu, as President


                                        PJC REALTY N.E. LLC
                                        JEAN COUTU GROUP HOLDINGS (USA), LLC

                                        By: THE JEAN COUTU GROUP (PJC) USA,
                                            INC., a Delaware corporation, its
                                            Sole Member


                                            By:
                                               ---------------------------------
                                              Michel Coutu, as President of each


U.S. COLLATERAL AGENT:                  DEUTSCHE BANK TRUST COMPANY AMERICAS
                                          as U.S. Collateral Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        60 Wall Street
                                        New York, NY 10005
                                        Attention: Mary Kay Coyle
                                        Telecopier No.: (212) 797-5690


[Signature page to
U.S. Security Agreement]

                                       S-2